SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 18, 2002
                                                         ----------------


                        General DataComm Industries, Inc.
                        ---------------------------------
               (Exact Name of Registrant as Specified in Charter)


       Delaware                            1-8086             06-0853856
       --------                            ------             ----------
(State or Other Jurisdiction          (Commission            (IRS Employer
    of Incorporation)                  File Number)         Identification No.)


   Naugatuck, Connecticut                                    06770
   ----------------------                                    -----
(Address of Principal Executive Offices)                   (Zip Code)


        Registrant's telephone number, including area code (203) 729-0271
                                                           --------------



                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events

The registrant is conducting its business as a debtor-in-possession under the Federal Bankruptcy Code. The Registrant has been unable to prepare certified financial statements for its year ended September 30, 2001 because of its limited cash resources. However, the Registrant is required to file periodic reports of its operations and financial condition with the Bankruptcy Court and the U.S. Trustee. Each such report covers a monthly period and contains an income statement, balance sheet and statement of cash receipts and disbursements, all of which are unaudited, but certified by officers of the Registrant. Once filed, such reports are publicly available for inspection. In order to make such reports more readily available for stockholders and members of the public, the Registrant is filing the reports under Form 8-K excluding copies of bank statements. Since the reports are filed separately for each Registrant and each of its U.S. subsidiaries that have filed petitions under the Bankruptcy Code, the Registrant is also filing an unaudited consolidated balance sheet, income statement, and schedule of cash receipts and disbursements.

Ahead Communications Systems, Inc. ("Ahead"), which purchased assets of the Registrant's Broadband division on August 13, 2001, has filed for reorganization under Chapter 11 of the Bankruptcy Code. The Registrant believes that Ahead is indebted to the Registrant for approximately $600,000 for transition services and rent, an amount which Ahead disputes. Ahead is also liable under a $17,000,000 Note given as a substantial portion of the consideration paid for such assets, which Note was endorsed and assigned to the Registrant's secured creditors.

The Registrant is also attempting to collect $1,000,000 under a letter of credit securing a Note give as part of the purchase price for the Registrant's Vital Network Services division sold on August 30, 2001. Payment of such letter of credit is being challenged by the debtor which alleges claims in connection with its purchase. The Registrant is of the opinion that such claims, which were required to be made by December 31, 2001 and were not made until January 4, 2002, were untimely and are without merit.

Item 7.  Exhibits

99.1 Unaudited monthly operating reports for the month of November 2001 for General DataComm Industries, Inc.
99.2 Unaudited monthly operating reports for the month of November 2001 for General DataComm, Inc.
99.3 Unaudited monthly operating reports for the month of November 2001 for DataComm Leasing Corporation
99.4 Unaudited monthly operating reports for the month of November 2001 for DataComm Rental Corporation*
99.5 Unaudited monthly operating reports for the month of November 2001 for GDC Federal Systems, Inc.*
99.6 Unaudited monthly operating reports for the month of November 2001 for GDC Naugatuck, Inc.

                                                                           - 2 -
Item 7.  Exhibits (continued)

99.7 Unaudited monthly operating reports for the month of November 2001 for GDC Holding Company, LLC
99.8 Unaudited monthly operating reports for the month of November 2001 for General DataComm International Corporation*
99.9 Unaudited monthly operating reports for the month of November 2001 for General DataComm China, Limited*
99.10 Unaudited monthly operating reports for the month of November 2001 for GDC Realty, Inc.*
99.11 Consolidated report (unaudited), which includes the Company's Mexico subsidiary, which is not a part of the bankruptcy. Such consolidated report is not filed in Bankruptcy Court.
-------------------
*These reports will be excluded from future filings since there is no information to report.












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



                                   SIGNATURES




         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      General DataComm Industries, Inc.
                                      ---------------------------------
                                                (Registrant)


                                     By:  /S/ WILLIAM G. HENRY
                                          --------------------
                                          William G. Henry
                                          Vice President and
                                          Principal Financial Officer



Dated:  March 6, 2002









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